                                  SCHEDULE 14C

             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                        FILE NOS. 811-07384 AND 333-71469

Check the Appropriate Box:
[X] Preliminary Information Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14c-5(d)(2))
[_] Definitive Information Statement

                     Nicholas-Applegate Institutional Funds
                     --------------------------------------
                              (Name of Registrant)

Payment of Filing Fee (Check the Appropriate Box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                                600 WEST BROADWAY
                           SAN DIEGO, CALIFORNIA 92101

                       Nicholas-Applegate Pacific Rim Fund

                                 --------------

                              INFORMATION STATEMENT

                                 --------------

         This Information Statement, which is first being mailed on or about June [24], 2002, is distributed in connection with the following actions expected to be taken by written consent of the Majority Shareholder (as defined below) of Nicholas-Applegate Pacific Rim Fund (the "Fund"), a series of Nicholas-Applegate Institutional Funds, a Delaware business trust (the "Nicholas-Applegate Trust"): (1) approval of the reorganization of the Fund into a corresponding fund of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "PIMCO Trust"); (2) approval of a new advisory agreement between Allianz Dresdner Asset Management of America L.P. ("ADAM of America,"acting through its PIMCO Advisors division, "PIMCO Advisors") and the Nicholas-Applegate Trust, on behalf of the Fund; and (3) approval of a new sub-advisory agreement between PIMCO Advisors and Nicholas-Applegate Capital Management ("NACM") on behalf of the Fund (the "Proposals").

         It is expected that the Majority Shareholder will execute a written consent approving these actions on or before July 18, 2002. This document is required under the federal securities laws and is provided solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Shareholders of record as of June 3, 2002 (the "Record Date") shall be entitled to receive this Information Statement. On the Record Date, Arthur E. Nicholas (the "Majority Shareholder") owned of record or beneficially 94.13% of the outstanding shares of the Fund. Mr. Nicholas is also the Chief Executive Officer of NACM, the Fund's current investment adviser and the proposed sub-adviser for the Fund and for the New Fund (as defined below).

         Nicholas-Applegate Trust currently offers 19 series of shares, including the Fund, each of which represents a separate investment portfolio. The Fund currently offers Institutional Class and Retirement Class shares. As of the Record Date, 1,623,465.8390 Institutional Class shares of the Fund were outstanding. As of the Record Date, 23.1120 Retirement Class shares of the Fund were outstanding. It is expected that all outstanding Retirement Class shares of the Fund will be redeemed on or before July 17, 2002.

         The Proposals were approved by the Board of Trustees of the Nicholas-Applegate Trust, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Nicholas-Applegate Trust, at an in-person meeting held on May 17, 2002.

         The Proposals must also be approved by the Fund's shareholders. Under the Nicholas-Applegate Trust's Amended and Restated Declaration of Trust (the "Nicholas-Applegate Trust Declaration"), this requires the consent of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Each shareholder of the Fund is entitled to one vote for each outstanding whole share standing in his name on the books of the Nicholas-Applegate Trust, and each outstanding fractional share is entitled to a proportionate fractional vote. As stated above, the Majority Shareholder has indicated that, as permitted by the Nicholas-Applegate Trust Declaration, he intends to execute a written consent on or before July 18, 2002, which would by itself constitute the necessary shareholder approval of the Proposals in accordance with the 1940 Act. It is expected that the Proposals will be implemented effective on or about July 19, 2002. No action is required to be taken by you as a shareholder of the Fund; this Information Statement is being furnished to you solely for your information as required by relevant federal securities laws.

         Financial statements for the Fund are included in the Annual Report of the Nicholas-Applegate Trust for the fiscal year ended March 31, 2002, which has been mailed to shareholders. Shareholders may obtain copies of the Annual Report free of charge by writing to Nicholas-Applegate Institutional Funds, at the address listed above, or by telephoning 1-800-551-8643.

              1. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.

Overview.

         On January 31, 2001, NACM, the investment adviser to the Nicholas-Applegate Trust, was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG ("Allianz"), the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which, together with its subsidiaries, comprise one of the world's largest financial services groups. ADAM of America is also a subsidiary of Allianz.

         During the post-acquisition review of the operations of Allianz, it became apparent to management of both NACM and PIMCO Advisors that reorganizing the Fund into the PIMCO Trust would provide substantial advantages to the Fund's shareholders. Such a restructuring into a more integrated mutual fund complex would give shareholders of the Fund and the PIMCO Trust exchange privileges among a broader group of funds, and should also allow the expansion of the institutional and retail distribution channels for both the Fund and PIMCO Trust, potentially permitting the new PIMCO Fund to increase its net assets and reap economies of scale.

         The Board of Trustees of the Nicholas-Applegate Trust and the Board of Trustees of the PIMCO Trust have approved the reorganization of the Fund into the PIMCO NACM Pacific Rim Fund, a newly created corresponding series (the "New Fund") of the PIMCO Trust (the "Reorganization"). The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and for the assumption by the New Fund of all of the liabilities of the Fund as described below. The completion of these transactions will result in the liquidation of the Fund.

Operating Expenses/Advisory Arrangements.

         Parts 2 and 3 of this Information Statement relate to the approval of new advisory and sub-advisory arrangements for the Fund which would continue to leave NACM responsible for the Fund's day-to-day portfolio management, but which are structurally identical to the arrangements in place for existing series of the PIMCO Trust (the "PIMCO Mutual Funds") and also to the proposed arrangements of the New Fund. Under these arrangements, PIMCO Advisors would serve as the Fund's investment adviser and administrator, and NACM would serve as the Fund's subadviser. Thus, the proposed arrangements would extend to the Fund a new "unified" fee structure which is currently in place for the PIMCO Mutual Funds and which will be in place for the New Fund following the Reorganization. The advisory arrangements that will establish the new fee structure are being proposed separately from the Reorganization but, if approved, would go into effect only if the Reorganization is approved by the Majority Shareholder, and would go into effect immediately before the Reorganization. Accordingly, the fee structure of the New Fund after the Reorganization will be identical to the Fund's fee structure in effect immediately prior to the Reorganization. The New Fund's fees and expenses are expected to be the same as those of the Fund. See
Part 2 below.

         The proposed "unified" fee structure differs from the existing fee and expense structure of the Nicholas-Applegate Trust. Currently, both the Fund and the PIMCO Mutual Funds pay a management or advisory fee, computed as a percentage of average daily net assets, to their respective advisers. The management fee paid by the Fund and the advisory fee paid by the PIMCO Mutual Funds cover portfolio management services only. The Fund currently directly bears the expenses associated with various third-party services, such as audit, custodial, legal, transfer agency and printing costs and has depended upon fee waivers from NACM to maintain total Fund expenses at competitive levels. The Fund currently pays a separate co-administration fee to the Nicholas-Applegate Trust, pursuant to an Administrative Services Agreement, for all administrative services which are not provided by the aforementioned various third parties. By contrast, each series of the PIMCO Trust pays a single administrative fee, computed as a percentage of average daily net assets of the series, to its administrator (currently PIMCO Advisors) which bears the costs of such services to the series, as well as itself providing administrative services to the series, in exchange for the administrative fee. The Fund would continue to bear certain of its costs, as described below under "Proposed `Unified' Fee Structure."

         The result of adopting this proposed "unified" fee structure would be an expense level for the Fund that is precise and predictable under ordinary circumstances and that PIMCO Advisors believes is sustainable over time. Furthermore, investors in the Fund would be insulated to some extent from price increases in third-party services and from increased expense ratios arising from a decline in net assets, because the administrator, rather than the Fund, would bear these risks for a period of at least one year.

         NACM is the investment adviser to the Fund. If, as expected, the matters set forth in Parts 2 and 3 of this Information Statement are approved, PIMCO Advisors, a subsidiary of Allianz, would become the investment advisor to the Fund but would delegate responsibility for the portfolio management of the Fund to NACM pursuant to a sub-advisory agreement between PIMCO Advisors and NACM. The same arrangements would be implemented for the New Fund immediately after the Reorganization. Accordingly, the day-to-day portfolio management of the Fund would not change in any material respect as a result of the Reorganization. The restructuring will also create an operational environment that allows NACM to focus on portfolio management, while offering the New Fund and its shareholders long term viability through a competitive fee structure that is not dependent on NACM's continuing to waive a substantial portion of its investment management fees.

Terms of the Plan.

         Subject to the approval of the Majority Shareholder of the Fund, the Reorganization will be consummated pursuant to an Agreement and Plan of Reorganization (the "Plan"). The following descriptions of the Plan and the features of the proposed Reorganization are qualified in their entirety by reference to the text of the Plan, the form of which is set forth in Appendix A to this Information Statement.

         The Plan provides, among other things, for the transfer of all the assets of the Fund to the New Fund in exchange for (i) the assumption by the New Fund of all the liabilities of the Fund and (ii) the issuance to the Fund of the corresponding number of Institutional Class shares of beneficial interest ("New Shares") of the New Fund equal to the number of Institutional Class shares ("Old Shares") of the Fund then outstanding, all as of the Exchange Date (defined in the Plan to be July 19, 2002, or such other date as may be agreed upon by the Nicholas-Applegate Trust and the PIMCO Trust). Since it is expected that all outstanding Retirement Class shares of the Fund will be redeemed prior to the consummation of the Reorganization, there will be no issuance of Retirement Class shares of the New Fund in the Reorganization. After receipt of the New Shares, the Fund will cause the New Shares to be distributed to its Institutional Class shareholders, in complete liquidation of the Fund. Each Institutional Class shareholder of the Fund will receive a number of full and fractional New Shares with an aggregate net asset value equal to the aggregate net asset value of the Old Shares owned by the shareholder immediately prior to the Reorganization. The distribution of New Shares will be accomplished by the establishment of accounts on the share records of the New Fund in the names of the Fund's shareholders, each account representing the respective number of full and fractional New Shares issued to such shareholder. Because the PIMCO Trust does not expect to issue share certificates with respect to the New Fund, Institutional Class shareholders of the Fund holding certificates for Old Shares will not be able to exchange those certificates for certificates representing New Shares of the New Fund.

         The closing of the Reorganization of the Fund is subject to the conditions set forth in the Plan, any of which may be waived by the party entitled to its benefits. Such conditions include, among others, (i) the approval of proposals 2 and 3 with respect to the Fund and the approval of the Reorganization by shareholder(s) representing a majority of the interests in the Fund (i.e., the approval of the Majority Shareholder); and (ii) the forfeiture by NACM of its rights under its current fee waiver arrangements with the Fund to recoup any waived expenses. The amount of the waived expenses of which NACM has agreed to forego reimbursement was, as of March 31, 2002, $212,138.00. The Reorganization is expected to be consummated soon after the execution of the written consent by the Majority Shareholder and subject to the satisfaction or waiver of the other conditions in the Plan. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the Majority Shareholder of the Fund, prior to the Exchange Date, by mutual consent of the relevant trustees on behalf of the Fund and the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

Investment Policies and Investment Restrictions.

         The investment objective and policies of the New Fund as a reorganized series of the PIMCO Trust will be identical to those in place for the Fund as a series of the Nicholas-Applegate Trust. The New Fund's investment restrictions are substantially similar to those of the Fund.

Description of New Shares.

         Full and fractional New Shares will be issued to the Fund's shareholders in accordance with the provisions of the Plan as described above. The New Shares are Institutional Class shares of the New Fund. Institutional Class New Shares will have characteristics substantially similar to Old Shares of the Fund, except that New Fund shares exchanged or redeemed within 30 days of their acquisition (whether through purchase or exchange) will be subject to a redemption fee of 2% of the amount sold. The proceeds of the redemption fee will be paid to the New Fund. See Part 4, "Approval of Proposed Advisory Agreement - Comparison of Compensation and Expenses" below.

         Shares of the Fund may generally be exchanged at net asset value for shares of the same class of any other series of the Nicholas-Applegate Trust. If the Reorganization and related transactions are approved, shareholders of all classes of the New Fund will be able to exchange into a broader range of series within the PIMCO Funds family. A new prospectus for the PIMCO Trust will be available on or about July 22, 2002, and will describe various series (including the New Fund) of the PIMCO Trust which will offer Institutional Class shares subsequent to the Reorganization and related purchase, redemption and exchange options and procedures.

The Distributor; Certain Payments by the Distributor.

         Nicholas-Applegate Securities ("NAS"), an affiliate of NACM, serves as principal underwriter for shares of the Fund. PIMCO Funds Distributors LLC ("PFD"), an affiliate of Allianz, serves as principal underwriter for each series of the PIMCO Funds.

         Like Institutional Class shares of the Fund, Institutional Class shares of the New Fund will not pay any distribution related expenses.

Fee Structure/Expenses.

         As described in Part 2 below under "Principal Differences Between the Current and Proposed Fee Structures," the Majority Shareholder has been asked to approve a new investment advisory contract to be part of a new "unified fee" structure. Since the Reorganization can not occur unless the new investment advisory contract is approved by the Majority Shareholder, in which event the investment advisory contract will become effective immediately before the Reorganization, the New Fund will be subject to an investment advisory contract which is substantially identical to that proposed for the Fund. Therefore fees and expenses to which the New Fund will be subject after its Reorganization will be identical to those to which the Fund will be subject immediately before the Reorganization.

Federal Income Tax Consequences.

         As a condition to the Funds' obligation to consummate the Reorganization, the Funds will receive an opinion from Ropes & Gray, counsel to the PIMCO Trust and special counsel to the Nicholas-Applegate Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by the New Fund of the Fund's assets solely in exchange for New Shares and the assumption by the New Fund of the Fund's liabilities followed by the distribution by the Fund to its shareholders of New Shares in complete liquidation of the Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Funds will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of the New Shares by the Fund to its shareholders in liquidation; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Fund on the distribution of New Shares to them in exchange for their shares of the Fund;
(iv) under Section 358 of the Code, the aggregate tax basis of the New Shares that a shareholder of the Fund receives in exchange for his or her Fund shares will be the same as the aggregate basis of the Fund shares exchanged therefor;
(v) under Section 1223(1) of the Code, a Fund shareholder's holding period for the New Shares received pursuant to the Plan will be determined by including the holding period for the Fund shares exchanged for the New Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the New Shares and the assumption by the New Fund of the liabilities of the Fund;
(vii) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange; (viii) under Section 1223(2) of the Code, the New Fund's holding periods in such assets will include the Fund's holding periods in such assets; and (ix) New Fund will succeed to and take into account the items of the Fund described in Section 351(c) of the Code, subject, if applicable, to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on certain factual certifications made by officers of the Nicholas-Applegate Trust and the PIMCO Trust and will also be based on customary assumptions.

Basis For The Trustees' Recommendation.

         The Board of Trustees of the Nicholas-Applegate Trust, including a majority of the Independent Trustees, approved the Reorganization at a meeting held on May 17, 2002. The Board of Trustees of the PIMCO Trust, including a majority of its Independent Trustees, approved the Reorganization at a meeting held on [June 20], 2002. The Trustees of each Trust were represented by counsel independent of NACM, PIMCO Advisors and Allianz throughout their deliberations.

         In approving the Reorganization, the Trustees of the Nicholas-Applegate Trust determined that the proposed Reorganization would be in the best interests of the Fund and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization. The principal factors considered by the Trustees of the Nicholas-Applegate Trust in recommending that shareholders approve the Reorganization were as follows:

         . The Trustees considered representations made by NACM that, at current asset levels, the Fund would not be viable as a free-standing enterprise, that substantial subsidies to the Fund from NACM are unsustainable and that, without the Reorganization, the economic viability of the Fund would be called into question.

         . The Trustees also considered the financial resources and stability of both PIMCO Advisors and Allianz.

         . The Trustees also considered that the Reorganization would give shareholders broader exchange privileges among funds because the New Fund will be permitted to exchange into other series of the PIMCO Trust and the Funds that comprise PIMCO Funds: Pacific Investment Management Series, a trust consisting primarily of fixed income funds.

         . The Trustees also considered that the investment objective, policies and restrictions of the Fund are substantially identical to those of the New Fund and that the portfolio of the New Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the Fund's portfolio prior to the Reorganization. For these reasons, the Trustees believe that an investment in shares of the New Fund will provide shareholders with an investment opportunity substantially identical to that afforded by the Fund immediately prior to the Reorganization.

         . The Trustees also considered representations made by NACM that, because PIMCO Advisors serves as investment adviser and administrator to numerous other funds and has a wide base of industry knowledge and experience, PIMCO Advisors is able to negotiate favorable fee rates with service providers, allowing PIMCO Advisors to establish administrative fee rates that reflect economies of scale.

         . The Trustees also took into consideration the various factors related to the proposed new advisory and sub-advisory arrangements for the Fund described in Parts 2 and 3 below, which are substantially similar to the arrangements that will be adopted by the New Fund.

         . The Trustees also considered that the New Fund's combined advisory and administrative fee for Institutional Class shares is the same as the current fee levels of the Fund after taking into account the operation of existing fee waivers and expense reimbursement arrangements.

         . The Trustees also considered that: (i) the Fund will bear none of the expenses associated with the Reorganization; and (ii) the Reorganization will permit Fund shareholders to keep their investment in an open-end mutual fund without recognition of gain or loss for federal income tax purposes.

Required Shareholder Vote.

         The affirmative vote of a majority of the outstanding shares of the Fund is necessary for the approval of the proposed Reorganization. As stated previously, the Majority Shareholder has indicated that he intends to execute a written consent on or before July 18, 2002, which would by itself constitute the necessary shareholder approval of the Proposals in accordance with the 1940 Act.

         A shareholder of the Fund objecting to the proposed Reorganization is not entitled under either the Delaware Business Trust Act (the "Delaware Act") or the Nicholas-Applegate Trust Declaration to demand payment for or an appraisal of his or her Fund shares if the Reorganization is consummated over his or her objection. Shareholders may, however, redeem their shares at any time prior to the Reorganization. If the Reorganization takes place, shareholders will still be free at any time to redeem their New Shares, for cash at net asset value at the time of such redemption, or to exchange their New Shares for Institutional Class shares of other funds offered as part of the PIMCO Funds family, at net asset value at the time of such exchange.

         If the proposed Reorganization is not approved by the Majority Shareholder of the Fund or is not completed for any other reason, or if either the Proposed Advisory Agreement or Proposed Sub-Advisory Agreement is not approved by the Majority Shareholder (as discussed in Parts 2 and 3 of this Information Statement) the Fund will continue to be managed as a separate series of the Nicholas-Applegate Trust in accordance with its current investment objective and policies, and the Trustees of the Nicholas-Applegate Trust will consider such alternatives as may be in the best interests of the Nicholas-Applegate Trust and the shareholders.

         The Board of Trustees of the Nicholas-Applegate Trust has recommended that the Majority Shareholder of the Fund vote FOR approval of the proposed Reorganization.

Principal Differences Between the Legal Structures of the PIMCO Trust and the Nicholas-Applegate Trust.

         As a Massachusetts business trust, the PIMCO Trust is subject to the provisions of its Amended and Restated Declaration of Trust (the "PIMCO Trust Declaration") and its Amended and Restated Bylaws (the "PIMCO Bylaws"). As a Delaware business trust, the Nicholas-Applegate Trust is subject to the Delaware Business Trust Act (the "Delaware Act"), the provisions of the Nicholas-Applegate Trust Declaration and its Amended and Restated

Bylaws (the "Nicholas-Applegate Bylaws"). Though the PIMCO Trust Declaration is governed by Massachusetts law, the PIMCO Trust Declaration is not subject to any substantive Massachusetts statutory legal requirements because it is an unincorporated voluntary association. The provisions of the PIMCO Trust Declaration and the PIMCO Bylaws differ in some respects from those of the Nicholas-Applegate Trust Declaration and the Nicholas-Applegate Bylaws, as interpreted under the Delaware Act. Shareholders may obtain a copy of the PIMCO Trust Declaration and the PIMCO Bylaws without charge upon written request to the Nicholas-Applegate Trust. Shareholders should note the following principal differences between the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws and applicable provisions of the Delaware Act, on the one hand, and the PIMCO Trust Declaration and PIMCO Bylaws, on the other hand:

         Certain Provisions of the Delaware Act.

         1. Shareholder Liability. The Delaware Act provides that the beneficial owners of a business trust are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. The Nicholas-Applegate Trust Declaration and the Nicholas-Applegate Trust Bylaws provide for indemnification by the Fund and hold harmless each shareholder of the Fund from and against any claim or personal liability to which such shareholder becomes subject solely by reason of being or having been a shareholder of the Fund. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the PIMCO Trust Declaration disclaims shareholder liability for acts or obligations of the PIMCO Trust and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the PIMCO Trust. Like the Nicholas-Applegate Trust Declaration, the PIMCO Trust Declaration provides for indemnification out of New Fund property for all loss and expense of any shareholder held personally liable for the obligations of the New Fund as a result of holding shares of the New Fund. Thus, the risk of a shareholder of the New Fund incurring financial loss from shareholder liability will be limited to circumstances in which such disclaimer was inoperative and the New Fund was unable to meet its obligations.

         2. Rights of Inspection. Under the Delaware Act, each shareholder of the Nicholas-Applegate Trust has the right to inspect the records of the Nicholas-Applegate Trust to the extent provided for in the Nicholas-Applegate Trust's governing instrument. Under the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws, holders of the Nicholas-Applegate Trust have the right to inspect the records of the Nicholas-Applegate Trust during normal business hours for any purpose not harmful to the Nicholas-Applegate Trust. Under the PIMCO Trust Declaration and PIMCO Bylaws, no holder of PIMCO Trust shares has a right to inspect any account, book or document of the PIMCO Trust except as conferred by law or authorized by the Trustees. As indicated above, the PIMCO Trust Declaration is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law; therefore, there are no statutory rights of inspection with respect to the PIMCO Trust.

         3. Trustees' Liability; Indemnification. The Delaware Act permits a Delaware business trust to include in its governing instrument a provision limiting the liability of its trustees, beneficial shareholders or other person for money damages. The Nicholas-Applegate Trust Declaration contains such a provision. Under the Nicholas-Applegate Trust Declaration and the Nicholas-Applegate Trust Bylaws, no trustee, officer, employee or agent of the Nicholas-Applegate Trust (when acting in such capacity) is subject to any personal liability to any person other than the Nicholas-Applegate Trust or its beneficial holders in connection with the property or the affairs of the Nicholas-Applegate Trust. Furthermore, no trustee, officer, employee or agent of the Nicholas-Applegate Trust is liable to the Nicholas-Applegate Trust or its beneficial shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Delaware Act also permits a Delaware business trust to include in its governing instrument a provision indemnifying any trustee, beneficial owner or other person from and against any and all claims. Under the terms of the Nicholas-Applegate Trust Declaration, the trust shall indemnify and advance expenses to its current and former trustees, officers, employees or agents against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which he or she may be involved by reason of being or having been a trustee, officer, employee or agent of the Nicholas-Applegate Trust. However, the Nicholas-Applegate Trust Declaration also provides that such trustee, officer, employee or agent shall not be entitled to indemnification in any matter as to which they have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of their duties. Furthermore, the Nicholas-Applegate Trust Declaration provides that, as to any matter disposed of by compromise payment, no indemnification for payment or other expense shall be provided unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office by a court or other body approving the settlement or other disposition or by a reasonable determination that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the trustees. The Nicholas-Applegate Trust Declaration further provides that any person entitled to indemnification may satisfy that right solely out of trust property. In addition, the Nicholas-Applegate Trust Declaration permits the Nicholas-Applegate Trust to make advance payments in connection with indemnification, provided that the indemnified party shall have given a written undertaking to reimburse the Nicholas-Applegate Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

         Under the 1940 Act, directors/trustees or officers may not be indemnified against any liability arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Securities and Exchange Commission has indicated that a registered investment company may advance attorneys' fees or other expenses incurred by directors/trustees or officers in defending a proceeding upon his or her undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification. In addition, either
(i) the indemnitee must provide security for such undertaking; (ii) the company must be insured against losses arising from lawful advances; or (iii) a majority of the disinterested non-party directors/trustees (or an independent legal counsel) must determine that there is reason to believe the indemnitee ultimately will be found entitled to indemnification. The PIMCO Trust Declaration provides for indemnification and the advancement of expenses to indemnitees to the maximum extent permitted under the 1940 Act. The PIMCO Trust Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person's action was in or not opposed to the best interest of the PIMCO Trust or (b) to be liable to the PIMCO Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Under the PIMCO Trust Declaration, determinations as to whether indemnification is proper are made by the Trustees or independent legal counsel.

         4. Distributions. The Nicholas-Applegate Trust is not subject to any substantive Delaware statutory legal requirements under Delaware law. However, the Nicholas-Applegate Trust Declaration provides that dividends and distributions to shareholders of a particular series or class may be paid on a pro rata basis, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class, with such frequency as the trustees may determine and only from such of the income and capital gains, accrued or realized, from the trust property belonging to that series or allocable to that class after providing for actual and accrued liabilities. Furthermore, such dividends and distributions may be made in cash or in kind. The PIMCO Trust Declaration contains substantially similar restrictions and the PIMCO Trust is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law.

         Certain Provisions of the PIMCO Trust Declaration and
Nicholas-Applegate Trust Declaration.

         Certain differences between the PIMCO Trust Declaration and the Nicholas-Applegate Trust Declaration are summarized below:

         1. Shareholder Voting Requirements -- Generally. Under the Delaware Act and the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws, shareholder voting rights with respect to the Nicholas-Applegate Trust are limited to only (i) the election of Trustees, (ii) the approval of investment advisory contracts, (iii) the termination of the trust, (iv) the approval of any merger, consolidation or sale of assets of the Trust, or of any series or class thereof, (v) certain matters surrounding the incorporation of the trust and (vi) such additional matters relating to the trust as may be required by the 1940 Act, the Delaware Act or any other applicable law. The PIMCO Trust Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the PIMCO Bylaws. The PIMCO Bylaws in turn provide all details regarding the matters on which shareholders are entitled to vote, the size of the vote required for approval of each matter and the circumstances in which shareholders may call and hold meetings. Under the PIMCO Bylaws, shareholders have the right to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders, (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act, (iii) with respect to the termination of the PIMCO Trust, (iv) with respect to amendments to the PIMCO Trust Declaration which may adversely affect the rights of shareholders, and (v) to the same extent as the shareholders of a Massachusetts business corporation, with respect to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the PIMCO Trust or its shareholders. Both the Nicholas-Applegate Trust Bylaws and the PIMCO Bylaws may be amended by the Trustees without shareholder consent.

         The Nicholas-Applegate Trust Declaration provides that the shareholders of all series and all classes shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of the shareholders of all series and all classes thereof voting together; and (ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the shareholders of the one or more affected series or class shall be entitled to vote, and each such series or class shall vote as a separate class. Under the Nicholas-Applegate Trust Declaration, shareholders of one-third of the shares of the Trust (or class or series thereof) constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law. If a quorum is present at a meeting, an affirmative vote by the shareholders holding more than 50% of the shares of the Trust (or class or series thereof) constitutes the action of the shareholders, unless otherwise required by the 1940 Act or other applicable law. The Nicholas-Applegate Trust Declaration provides that no amendment may be made thereto which would change any rights with respect to any shareholder's interest in the trust by reducing the amount payable thereon upon liquidation, by repealing the limitations on personal liability of any shareholder or trustee, or by diminishing or eliminating any voting rights pertaining thereto, except pursuant to a written certification signed by a majority of the Trustees when authorized to do so by the vote of a majority of the shareholders of the Trust.

         Under the PIMCO Bylaws, on any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series, except when required by law or when the Trustees determine that only one or more particular series is affected by a matter under consideration, in which case only affected series vote. The PIMCO Bylaws provide that (i) shareholder action, including the election of Trustees, is generally taken by a plurality of votes cast, and (ii) a quorum consists of 30% of the shares entitled to vote. The PIMCO Trust Declaration provides that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees of the PIMCO Trust when authorized to do so by the vote of a majority of the shares entitled to vote. However, the PIMCO Trust Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. Both the PIMCO Bylaws and the Nicholas-Applegate Trust Declaration allow for action by written consent of shareholders.

         2. Shareholder Voting Requirements -- Extraordinary Actions. Under the Delaware Act, unless otherwise provided for in the governing instrument, a Delaware business trust cannot terminate, amend its charter, merge or consolidate unless approved by the affirmative vote of all of the trustees and beneficial owners of the business trust. The Nicholas-Applegate Trust Declaration requires the approval of a majority of the Trust, or any series or class thereof, either by an affirmative vote or written consent and the approval of a majority of its Trustees in order to effect a merger or consolidation or sale of all or substantially all of the assets of the Trust, or any series or class thereof, as the case may be. The Nicholas-Applegate Trust Declaration provides that the Trust may be terminated (i) by the affirmative vote of shareholders representing two-thirds of the shares in the Trust, (ii) by a written certification signed by the majority of the Trustees and consented to by shareholders representing two-thirds of the shares in the Trust or (iii) by the Trustees upon written notice to the shareholders. The Nicholas-Applegate Trust Declaration provides that it may be amended, except as discussed above under "Shareholder Voting Requirements -- Generally," by the written consent of vote of a majority of the Trustees.

         Neither the PIMCO Trust Declaration nor the PIMCO Bylaws require any shareholder vote to approve extraordinary actions of the PIMCO Trust. However, under the PIMCO Bylaws, shareholders would be entitled to vote on such matters if the PIMCO Trust's Trustees deem a shareholder vote to be necessary or desirable.

Historically, the PIMCO Trust's Trustees have generally concluded that it would be necessary or desirable for shareholders to approve or disapprove a merger where the series of the PIMCO Trust was not the survivor. There can be no assurance that the PIMCO Trust's Trustees would reach a similar conclusion in the future or that they would do so in all cases.

                   2. APPROVAL OF PROPOSED ADVISORY AGREEMENT.

         The Trustees of the Nicholas-Applegate Trust propose that shareholders of the Fund approve a new Advisory Agreement (the "Proposed Advisory Agreement") between PIMCO Advisors and the Nicholas-Applegate Trust on behalf of the Fund. The Proposed Advisory Agreement would replace the existing Investment Advisory Agreement (the "Current Investment Advisory Agreement") and the Administrative Services Agreement (the "Current Administrative Services Agreement," and, together with the Current Investment Advisory Agreement, the "Current Management Contracts") currently in effect between the Nicholas-Applegate Trust and NACM on behalf of the Fund and would take effect immediately before the closing of the Reorganization. By approving the Proposed Advisory Agreement, the Fund would adopt the same type of "unified" fee structure which is currently in place for the PIMCO Mutual Funds and which will be in place for the New Fund following the Reorganization.

         The Board of Trustees of the Nicholas-Applegate Trust recommends that the Majority Shareholder of the Fund approve the Proposed Advisory Agreement. If both the Reorganization and Proposed Advisory Agreement are approved by the Fund, the sole initial shareholder of the New Fund will adopt an advisory agreement which is substantially identical to the Proposed Advisory Agreement, to take effect immediately following the Reorganization. Therefore, if the Reorganization is approved and the Majority Shareholder of the Fund approves the Proposed Advisory Agreement, the shareholders of the Fund will be subject to the new "unified" fee structure.

         The following description of the Proposed Advisory Agreement is qualified in its entirety by reference to the form of Proposed Advisory Agreement set forth in Appendix B to this Information Statement.

Principal Differences Between the Current and Proposed Fee Structures.

         The following sets forth the principal differences between the current fee structure and proposed "unified" fee structure.

         Current Fee Structure.

         Pursuant to the Current Management Contracts between the Nicholas-Applegate Trust and NACM on behalf of the Fund, the Fund pays NACM a management fee, expressed as an annual percentage of the Fund's average daily net assets, for portfolio management services and a co-administration fee for certain administrative services. The administrative services provided under the Current Management Contracts include the provision of certain officers of the Trust, responding to inquiries from shareholders which are directed to the Trust rather than other providers, calculating performance data, providing various reports to the Board of Trustees, assistance in preparing reports, prospectuses, proxy statements and other shareholder communications and the coordination of other service providers, including the custodian, transfer agent, independent accountants and legal counsel for the Nicholas-Applegate Trust. NACM pays all salaries, fees and expenses of officers and directors of the Nicholas-Applegate Trust who are affiliated with NACM.

         In addition to the fees it pays under the Current Management Contracts, the Fund directly bears its allocable portion of expenses associated with various third-party services, such as audit, custodial, legal, transfer agency and printing costs. The Fund currently pays all of its expenses not explicitly assumed by NACM, including, without limitation, fees and expenses of the Independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, distribution and servicing fees, fees and expenses of registering and qualifying Institutional Class shares of the Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining the net asset value of shares, expenses of reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Nicholas-Applegate Trust is also responsible for such nonrecurring expenses as may arise, including costs of litigation in which it may be a party, and other expenses as determined by the Trustees. The Nicholas-Applegate Trust may have an obligation to indemnify its officers and Trustees with respect to such litigation. All general expenses of the Nicholas-Applegate Trust are allocated among and charged to the assets of the Trust's series on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the series or the nature of the services performed and relative applicability to the series.

         Through the fiscal year ending March 31, 2002, NACM had contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three year period. NACM had agreed to waive its fees and absorb other operating expenses of the Fund so that total operating expenses, excluding taxes, interest, brokerage and extraordinary expenses, did not exceed 1.40% for Institutional Class shares of the Fund. It was further agreed that in subsequent years, overall operating expenses for the Fund will not fall below 1.40% until NACM has been fully reimbursed for fees foregone and expenses paid under this expense limitation agreement, as the Fund would reimburse NACM in subsequent years when operating expenses (before reimbursement) are less than 1.40%. Under the expense limitation agreement, expenses reimbursed by NACM prior to July 24, 1998 could be recouped from the Fund within five years of that date; any expenses reimbursed by NACM from July 24, 1998 through May 7, 1999 could be recouped from the Fund within five years after the year in which they are reimbursed; and any expenses reimbursed after May 7, 1999 could be recouped within three years after the year in which they are reimbursed. NACM has agreed to forego any such amounts reimbursable to it by the Fund if the Reorganization is consummated.

         Proposed "Unified" Fee Structure.

         Pursuant to the Proposed Advisory Agreement, the Fund would pay PIMCO Advisors an advisory fee, expressed as an annual percentage of the Fund's average daily net assets, in return for which PIMCO Advisors would be responsible solely for providing (or arranging for sub-advisers to provide) portfolio management services. In addition, pursuant to a new Administration Agreement between the Nicholas-Applegate Trust, on behalf of the Fund, and PIMCO Advisors (the "New Administration Agreement"), the Fund would pay a single administrative fee, expressed as an annual percentage of the Fund's average daily net assets, to PIMCO Advisors (in this capacity, the "Administrator"). Pursuant to the New Administration Agreement, the Administrator would provide the administrative services currently provided under the Current Management Contracts as well as other administrative services to the Fund, which would include clerical help and accounting, bookkeeping, internal audit services, preparation of reports to Fund shareholders and regulatory filings. In addition, the Administrator would, at its own expense, arrange for the provision of various third-party services for the Fund, such as legal, audit, custody, portfolio accounting and transfer agency services and printing of prospectuses and shareholder reports for current shareholders. In contrast, the Fund currently bears directly its allocable portion of such third-party expenses under the current fee structure. Accordingly, the proposed "unified" fee structure would result in an expense level for the Fund that is more precise and predictable under ordinary circumstances. Furthermore, investors in the Fund under the proposed fee structure would be insulated to some extent from price increases in third-party services and from increased expense ratios arising from a decline in net assets, because the Administrator, rather than the Fund, would generally bear these risks for a period of at least one year.

         Certain expenses of the Fund would not be borne by the Administrator under the proposed fee structure. The Fund would be responsible for (i) salaries and other compensation of any of the executive officers and employees of the Nicholas-Applegate Trust who are not officers, directors, stockholders, or employees of NACM, PIMCO Advisors, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Board of Trustees of the Nicholas-Applegate Trust who are not "interested persons" of the Nicholas-Applegate Trust, PIMCO Advisors or NACM, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) certain expenses allocated or allocable to specific classes of shares, including service fees payable with respect to such classes.

         A New Administration Agreement will take effect for the Fund concurrently with the Proposed Advisory Agreement, but will not take effect unless the Reorganization, the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement are approved as expected by the Fund's Majority Shareholder. Otherwise, the Fund's current advisory and administrative arrangements will remain in place, subject to such further action as the Trustees of the Nicholas-Applegate Trust deem to be in the best interests of shareholders.

         Description of Proposed Advisory Agreement and Current Management Contracts.

         The Proposed Advisory Agreement and Current Management Contracts are described below. Additional information about PIMCO Advisors is set forth below under "4. Other Information."

         Proposed Advisory Agreement.

         Pursuant to the Proposed Advisory Agreement, subject to the general supervision of the Trustees of the Nicholas-Applegate Trust, PIMCO Advisors would, either directly or through others engaged by it, provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund. PIMCO Advisors would provide or arrange to provide such services in accordance with the Fund's investment objective, investment policies, and investment restrictions as stated in the registration statement of the Nicholas-Applegate Trust filed with the Securities and Exchange Commission, as supplemented or amended from time to time.

         The Proposed Advisory Agreement provides that PIMCO Advisors may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that PIMCO Advisors would be obligated to provide under the agreement. As described more fully in Part 3 of this Information Statement, it is proposed that NACM serve as sub-adviser to the Fund.

         The Proposed Advisory Agreement provides that, unless sooner terminated in accordance with the agreement, it will continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees of the Nicholas-Applegate Trust and either (a) by the vote of a majority of the Board of Trustees of the Nicholas-Applegate Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Proposed Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined in the 1940 Act) by PIMCO Advisors. The Proposed Advisory Agreement provides that it may not be materially amended with respect to the Fund without a majority vote of the outstanding voting securities of the Fund.

         The Proposed Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Nicholas-Applegate Trust by vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to PIMCO Advisors, or by PIMCO Advisors at any time, without the payment of any penalty, upon 60 days' written notice to the Nicholas-Applegate Trust.

         The Proposed Advisory Agreement provides that PIMCO Advisors shall not be subject to any liability arising out of any services rendered by it under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

         The Proposed Advisory Agreement provides that PIMCO Advisors shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the agreement.

         Current Management Contracts.

         Pursuant to the Current Management Contracts, dated January 31, 2001, NACM currently provides or arranges to provide portfolio management services and certain administrative services described above to the Fund, subject to the control and supervision of the Trustees of the Nicholas-Applegate Trust. The Current Management Contracts were approved by the Board of Trustees of the Nicholas-Applegate Trust, on behalf of the Fund, on November 14, 2000. The Current Management Contracts were last approved by the shareholders of the Fund on January 12, 2001.

         Material Differences between the Proposed Advisory Agreement and Current Management Contracts.

         Except as described below, the Proposed Advisory Agreement is similar in all material respects to the Current Management Contracts. The material differences are as follows:

         1. Services. Under the Current Investment Advisory Agreement, NACM is responsible for providing or arranging to provide portfolio management services and under the Current Administrative Services Agreement, NACM is responsible for providing certain administrative services, including addressing certain shareholder inquiries and providing bookkeeping and other clerical services, on behalf of the Fund as described above. Currently, the Fund is directly responsible for bearing all third party administrative service expenses. Under the Proposed Advisory Agreement, PIMCO Advisors would be responsible solely for providing or arranging to provide portfolio management services on behalf of the Fund and under the New Administration Agreement, and would also be responsible for generally providing all administrative services, including those of third party administrative service providers.

         2. Compensation. The compensation payable to NACM under the Current Investment Advisory Agreement with respect to the Fund at current asset levels is higher than the compensation payable to PIMCO Advisors under the Proposed Advisory Agreement for the Fund. However, the total advisory and administrative fees payable under the Current Management Contracts will be the same as under the Proposed Management Contracts.

         3. Effective Date. The Proposed Advisory Agreement will be dated immediately before the Reorganization.

Comparison of Compensation and Expenses.

         The following compares the compensation payable by the Fund under the Current Management Contracts with that payable under the Proposed Advisory Agreement and New Administration Agreement. Because the New Fund will have advisory and administrative arrangements that are identical to the Fund's Proposed Advisory Agreement and New Administration Agreement, this comparison in effect also compares the compensation currently payable by the Fund with that proposed to be payable by the New Fund.

         Advisory Fees.

         The following table sets forth the compensation payable to NACM (for portfolio management services) under the Current Investment Advisory Agreement and to PIMCO Advisors (for portfolio management services) under the Proposed Advisory Agreement. Fees under the agreements are payable at the following annual rates expressed as a percentage of the average daily net asset value of the Fund:

                 ------------------------------------------------------------------------------
                          Fee Under Current Management            Fee Under Proposed Advisory
                          Contract (As a Percentage of           Agreement (As a Percentage of
                            Average Daily Net Assets)              Average Daily Net Assets)
                 ------------------------------------------------------------------------------
                 1.00% of first $500 million, .90% of next                  .90%
                 $500 million and .85% of amounts over $1
                 billion
                 ------------------------------------------------------------------------------

         The following table compares the aggregate fees paid to NACM during the fiscal year ended March 31, 2002 under the Current Investment Advisory Agreement for the Fund with the aggregate fees that would have been paid to PIMCO Advisors during such fiscal year had the Proposed Advisory Agreement been in effect:

             Actual Fees Paid Under      Fees That Would Have Been    Changes in Fees Under Proposed
         Current Investment Advisory       Paid Under the Proposed    Advisory Agreement Stated as a
          Agreement for Fiscal Year    Advisory Agreement for Fiscal   % of Fees Paid Under Current
              Ended 3/31/02                   Year Ended 3/31/02       Investment Advisory Agreement
         ---------------------------   -----------------------------  ------------------------------
               $100, 105.00                         [_]                             [_]

         The following tables and examples are provided to assist shareholders in understanding and comparing the various costs and expenses of the Fund that would be borne directly or indirectly by shareholders under the current fee structure (with the Current Management Contracts in effect) and the proposed "unified" fee structure (with the Proposed Advisory Agreement and New Administration Agreement in effect). The Examples should not be considered a representation of future performance; actual expenses may be greater or less than those shown.

                                SCHEDULE OF FEES
                (Under both Current and Proposed Fee Structures)

--------------------------------------------------------------------------------
                                                                   Institutional
                                                                      Class
Shareholder Transaction Expenses                                      Shares
--------------------------------------------------------------------------------
Maximum initial sales charge imposed on purchases (as a                None
  percentage of offering price at time of purchase) ...............
--------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested dividends (as a
  percentage of net asset value at time of purchase) ..............    None
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge ("CDSC") (as a
  percentage of original purchase price)/1/ .......................    None
--------------------------------------------------------------------------------
Exchange Fee ......................................................    None
--------------------------------------------------------------------------------

(1) The New Fund, unlike the Fund, imposes a 2% redemption fee on the redemption or exchange of shares held for 30 days or less, which is paid to the New Fund. Fund shareholders will have the holding periods of their Fund shares "tacked" to the holding periods of their New Fund shares received in the Reorganization for purposes of determining whether a sale of shares is subject to the Redemption Fee. New Fund shares acquired after the Reorganization shall be subject to the Redemption Fee if held for 30 days or less.

  Annual Fund Operating Expenses (as a percentage of average daily net assets)

--------------------------------------------------------------------------------
                                              Institutional    Class Shares
--------------------------------------------------------------------------------
                                               Current/(1/)     Pro Forma/(2)/
--------------------------------------------------------------------------------
Management/Advisory Fee                          1.00%             .90%
--------------------------------------------------------------------------------
Administrative Fee                                .10%             .50%
--------------------------------------------------------------------------------
Distribution (12b-1) fee                           None          None
--------------------------------------------------------------------------------
Other Expenses                                   2.47%           [0.05%]/(3)/
--------------------------------------------------------------------------------
Total Fund Operating Expenses                    3.57%           [1.45%]
--------------------------------------------------------------------------------
Waiver of Fund Expenses                          2.12%           [0.05%]/(3)/
--------------------------------------------------------------------------------
Net Fund Operating Expenses                      1.45%            1.40%
--------------------------------------------------------------------------------

(1) Under Current Management Contracts/current fee structure. NACM had contractually agreed through March 31, 2002 to pay each quarter the amount, if any, by which the ordinary operating expenses for the

_________________
     quarter (except interest and other investment expenses, taxes and extraordinary expenses) exceeded the annualized rate of 1.40% for Institutional Class shares of the Fund. Under this fee waiver arrangement, the Fund agreed to reimburse NACM in subsequent years when operating expenses (before reimbursement) are less than the 1.40%. As discussed above under "Current Fee Structure," NACM has agreed to forego any amounts reimbursable to it if the Reorganization is consummated. Expenses shown above under the Current Management Contracts/current fee structure reflect actual expenses for the Institutional Class shares of the Fund for the year ended March 31, 2002.

(2) Estimated for the fiscal year ending June 30, 2003, under Proposed Advisory Agreement and New Administration Agreement/proposed fee structure.

(3) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed `Unified' Fee Structure" above. These amounts are not expected to exceed [0.05%] during the fiscal year ending June 30, 2003. PIMCO Advisors has agreed to waive, reduce or reimburse its fees and absorb expenses until [June 30, 2003] to limit the Fund's total annual operating expenses to [1.40]% of the Fund's average daily net assets. [To be confirmed.]

                                           Example: Based on an investment in
                                           the Fund for the time periods
                                           indicated, you would pay the
                                           following expenses on a $10,000
                                           investment assuming a 5% annual
                                           return, whether or not you redeem
                                           your shares at the end of each time
                                           period.

          Institutional Class Shares       1 year   3 years  5 years  10 years
                                           ------   -------  -------  --------
             Current Expenses              $152     $959     $1,849   $4,492
             Pro Forma Expenses

Basis for the Board of Trustees' Recommendation.

     The Board of Trustees of the Nicholas-Applegate Trust considered the Proposed Advisory Agreement at meetings of the Board of Trustees held on May 17, 2002. In approving the Proposed Advisory Agreement, the Board of Trustees of the Nicholas-Applegate Trust, including the Independent Trustees, evaluated information provided by NACM which, in theTrustees' opinion, was reasonably necessary for the Board of Trustees to form a judgment as to whether the Proposed Advisory Agreement would be in the best interests of the Fund and its shareholders.

     . In recommending that shareholders approve the Proposed Advisory Agreement, the Board of Trustees took into account all factors which they deemed relevant, including: (i) the recent investment performance of the Fund; (ii) the advisory fees and other expenses that would be paid by the Fund under the proposed "unified" fee structure as compared to those of similar funds managed by other investment advisers; (iii) the nature, quality and extent of the portfolio management services furnished by NACM to the Fund and PIMCO Advisors' services in its current capacity as adviser to the PIMCO Trust; (iv) PIMCO Advisors' ability to retain and attract capable personnel to serve the Fund; (v) that the portfolio management services to be provided pursuant to the Proposed Advisory Agreement would, except as described herein, be provided on terms and conditions substantially similar to those of the Current Investment Advisory Agreement; and (vi) that the same NACM personnel would manage the Fund's portfolio under the Current Investment Advisory Agreement and Proposed Advisory Agreement.

     . The Board of Trustees considered, among other things, that, as the Expense Tables above demonstrate, Institutional Class shareholders of the Fund would be expected to incur under the Proposed Advisory Agreement and proposed "unified" fee structure the same level of Fund expenses compared to historical periods.

     . The Board of Trustees considered the nature and quality of the services being provided on behalf of the Fund by NACM, taking into account the relative complexity of managing the Fund. The Board of Trustees believes that, over the long term, NACM will continue to provide high-quality portfolio management services to the Fund and PIMCO Advisors will provide or arrange for the provision of administrative and other services to the Fund such that expense levels for all classes of the Fund will be precise and predictable as described above. The Board of Trustees also considered representations made by NACM that, at current asset levels, substantial subsidies to the Fund from NACM are unsustainable.

     . The Board of Trustees determined that the fees to be paid to PIMCO Advisors under the Proposed Advisory Agreements are fair and reasonable compensation for the services to be provided to the Fund, and that such fees are competitive with fees paid by other mutual funds to high-quality investment managers.

          If the Majority Shareholder of the Fund does not approve the Proposed Advisory Agreement, or approves the Proposed Advisory Agreement and does not approve the Proposed Sub-Advisory Agreement described in Part 3 of this Information Statement, or does not approve the Reorganization, the Fund's Current Management Contracts will remain in effect and other services will continue to be provided directly by third parties at the expense of the Fund.

Required Vote.

         Approval of the Proposed Advisory Agreement with respect to the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's outstanding shares are present at the Meeting in person or by proxy. The Majority Shareholder has already agreed to approve the Proposed Advisory Agreement; therefore no vote is being solicited.

                 3. APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT.

         The Trustees of the Nicholas-Applegate Trust propose that the shareholders of the Fund approve a new Portfolio Management Agreement, or sub-advisory agreement, between PIMCO Advisors and NACM with respect to the Fund (the "Proposed Sub-Advisory Agreement"). The Proposed Sub-Advisory Agreement with respect to the Fund would take effect immediately before the closing of the Reorganization. NACM's fees under the Proposed Sub-Advisory Agreement would be paid exclusively by PIMCO Advisors and not directly by the shareholders of the Fund.

         The following description of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of the agreement included as Appendix C to this Information Statement.

Proposed Sub-Advisory Agreement.

         The Proposed Sub-Advisory Agreement provides that, subject to the general supervision of the Trustees of the Nicholas-Applegate Trust and PIMCO Advisors, NACM shall provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including the determination of the purchase, retention, or sale of securities, cash and other investments for the Fund. NACM would provide such services in accordance with the Fund's investment objective, investment policies and investment restrictions as stated in the registration statement of the Nicholas-Applegate Trust filed with the Securities and Exchange Commission, as supplemented and amended from time to time.

         The Proposed Sub-Advisory Agreement provides that it will, unless sooner terminated in accordance with the agreement, continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees of the Nicholas-Applegate Trust and either (a) by the vote of a majority of the Board of Trustees of the Nicholas-Applegate Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Proposed Sub-Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

         The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, (a) by the Nicholas-Applegate Trust by vote of a majority of the Board of Trustees, or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to NACM, or (b) by PIMCO Advisors upon 60 days' written notice to NACM. The Proposed Sub-Advisory Agreement may be terminated by NACM upon 60 days' written notice to the Trust.

         The Proposed Sub-Advisory Agreement provides that, except as required by applicable law, NACM and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of NACM's obligations and duties under the agreement. In addition, the Proposed Sub-Advisory Agreement provides that each of PIMCO Advisors and NACM shall indemnify the other party and its affiliates and controlling persons for liability incurred by such party arising out of the indemnifying party's responsibilities to the Nicholas-Applegate Trust, based on
(a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the registration statement of the Nicholas-Applegate Trust made in reliance on information furnished by the indemnifying party.

         Under the Proposed Sub-Advisory Agreement, a fee equal to .80% of the average daily net asset value of the Fund is payable to NACM on an annual basis. This fee is paid exclusively by PIMCO Advisors and not directly by the shareholders of the Fund.

         The terms of the Proposed Sub-Advisory Agreement, including the compensation to be paid thereunder, are identical to the terms of the sub-advisory agreement proposed to be in effect for the New Fund.

Basis for the Trustees' Recommendation.

         The Trustees of the Nicholas-Applegate Trust considered the proposed Sub-Advisory Agreement at meetings of the Board of Trustees held on May 17, 2002. In approving the Proposed Sub-Advisory Agreement, the Trustees of the Nicholas-Applegate Trust, including the Independent Trustees, requested and evaluated information provided by NACM which, in their opinion, was reasonably necessary for the Trustees to form a judgment as to whether the Proposed Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders.

         In recommending that shareholders approve the Proposed Sub-Advisory Agreement, the Trustees took into account all factors which they deemed relevant, including: (i) the recent investment performance of the Fund; (ii) the nature, quality and extent of the portfolio management services furnished by NACM to the Fund; (iii) NACM's ability to retain and attract capable personnel to serve the Fund; and (iv) the fact that the portfolio management services to be provided by NACM pursuant to the Proposed Sub-Advisory Agreement would be substantially similar to those provided under the Current Investment Advisory Agreement and would be provided by the same personnel.

         In light of such factors, the Trustees determined that the Proposed Sub-Advisory Agreement would allow NACM to continue to provide high-quality portfolio management services to the Fund.

         If the Majority Shareholder of the Fund does not approve the Proposed Sub-Advisory Agreement, or approves the Proposed Sub-Advisory Agreement and does not approve the Proposed Advisory Agreement described in Part 2 of this Information Statement or the Reorganization described in Part 1, the Fund's Current Management Contracts will remain in effect and other services will continue to be provided directly by third parties at the expense of the Fund, as discussed in Item 2.

Required Vote.

         Approval of the Proposed Sub-Advisory Agreement with respect to the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. The Majority Shareholder has already agreed to approve the Proposed Sub-Advisory Agreement; therefore, no vote is being solicited.

                              4. OTHER INFORMATION.

The PIMCO Trust.

         The PIMCO Trust is a Massachusetts business trust registered as an investment company under the 1940 Act. The PIMCO Trust was organized on August 24, 1990. The principal executive offices of the PIMCO Trust are located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, telephone:
800-927-4648. The PIMCO Trust currently offers thirty-three series (primarily equity funds) with assets of approximately $[__] billion as of [______________].

         The business of the PIMCO Trust is managed under the direction of a Board of Trustees. The Trustees and officers of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

                                  Position(s) with the
Name, Address and Age                 PIMCO Trust             Principal Occupation(s) During the Past Five Years
---------------------             -------------------         --------------------------------------------------
E. Philip Cannon                 Trustee                       Proprietor, Cannon & Company, an affiliate
3838 Olympia                                                   of Inverness Management LLC (a private
Houston, TX 77019                                              equity investment firm). Director, PIMCO
Age 61                                                         Commercial Mortgage Securities Trust, Inc.;
                                                               Trustee, PIMCO Variable Insurance Trust;
                                                               Trustee of PIMCO Funds: Multi-Manager
                                                               Series; Trustee of PIMCO Funds: Pacific
                                                               Investment Management Series. Formerly,
                                                               Headmaster, St. John's School, Houston,
                                                               Texas; Trustee of PIMCO Advisors Funds
                                                               ("PAF").

Donald P. Carter                 Trustee                       Formerly, Trustee of PAF, Chairman,
434 Stable Lane                                                Executive Vice President and Director,
Lake Forest, IL 60045                                          Cunningham & Walsh, Inc., Chicago, an
Age 74                                                         advertising agency; Chairman and Director,
                                                               Moduline Industries, Inc., a manufacturer of
                                                               commercial windows and curtain walls.

Gary A. Childress                Trustee                       Private investor. Formerly, Chairman and
11 Longview Terrace                                            Director, Bellefonte Lime Company, Inc., a
Madison, CT 06443                                              calcitic lime producer, and partner in
Age 68                                                         GenLime, L.P., a dolomitic lime producer.

                                  Position(s) with the
Name, Address and Age                 PIMCO Trust             Principal Occupation(s) During the Past Five Years
---------------------             --------------------        --------------------------------------------------
                                                               Formerly, Trustee of PAF.

Theodore J. Coburn               Trustee                       Senior Vice President - Corporate Client
One Liberty Plaza                                              Group, NASDAQ Stock Market.  President, The
New York, NY  10006                                            Coburn Group Inc. (an investment banking
Age 48                                                         firm).  Formerly, Partner, Brown, Coburn &
                                                               Co. (investment banking firm); Associate,
                                                               Harvard Graduate School of Education;
                                                               Director, Belenos Inc. (private company) and
                                                               Church Plaza Inc. (private company).

W. Bryant Stooks                 Trustee                       President, Bryant Investments, Ltd.;
9701 E. Happy Valley Rd.                                       President, Ocotillo At Price, LLC; Director,
# 15                                                           American Agritec LLC, a manufacturer of
Scottsdale, AZ 85255                                           hydrophonics products; and Director, Valley
Age 61                                                         Isle Excursions, Inc., a tour operator.
                                                               Formerly, Trustee of PAF, President, Senior
                                                               Vice President, Director and Chief Executive
                                                               Officer, Archirodon Group Inc., an
                                                               international construction firm.

Gerald M. Thorne                 Trustee                       Director, VPI Inc., a plastics company, and
5 Leatherwood Lane                                             American Orthodontics Corp. Formerly,
Savannah, GA 31414                                             Trustee of PAF, Director, Kaytee, Inc., a
Age 64                                                         birdseed company; President and Director,
                                                               Firstar National Bank of Milwaukee; Chairman,
                                                               President and Director, Firstar National Bank
                                                               of Sheboygan; Director, Bando-McGlocklin, a
                                                               small business investment company.

Stephen J. Treadway*             Trustee, President and        Managing Director, Allianz Dresdner Asset
2187 Atlantic Street             Chief Executive Officer       Management of America L.P.; Managing
Stamford, CT 06902                                             Director and Chief Executive Officer, PIMCO
Age 54                                                         Funds  Distributors LLC ("PFD"); Managing
                                                               Director and Chief Executive Officer, PIMCO
                                                               Funds Advisors LLC; Chairman, President,
                                                               Trustee, PIMCO Corporate Income Fund;
                                                               Chairman, Fixed Income SHares; Trustee,
                                                               Chairman and  President, OCC Cash Reserves,
                                                               Inc., OCC Accumulation Trust, PIMCO
                                                               Municipal Income Fund, PIMCO California
                                                               Municipal Income Fund and PIMCO New York
                                                               Municipal Income Fund; Chairman and Trustee,
                                                               Municipal Advantage Fund, Inc.; President,
                                                               The Emerging Markets Income Fund, Inc., The
                                                               Emerging Markets Income Fund II, Inc., The
                                                               Emerging Markets Floating Rate Fund, Inc.,
                                                               Global Partners Income Fund, Inc., Municipal
                                                               Partners Fund, Inc. and Municipal Partners
                                                               Fund II, Inc. Formerly, Executive Vice
                                                               President, Smith Barney Inc.

                                  Position(s) with the
Name, Address and Age                 PIMCO Trust              Principal Occupation(s) During the Past Five Years
---------------------             --------------------         --------------------------------------------------
Newton B. Schott, Jr.            Vice President and            Managing Director, Chief Administrative
2187 Atlantic Street             Secretary                     Officer,  Secretary and General Counsel,
Stamford, CT 06902                                             PFD; Managing Director, Chief Legal Officer
Age 59                                                         and Secretary, PIMCO Funds Advisors LLC;
                                                               Vice President and Secretary, PIMCO
                                                               Corporate Income Fund, PIMCO Municipal
                                                               Income Fund, PIMCO New York Municipal Income
                                                               Fund and PIMCO California Municipal Income
                                                               Fund; Executive Vice President and
                                                               Secretary, The Emerging Markets Income Fund,
                                                               Inc., The Emerging Markets Income Fund II,
                                                               Inc., The Emerging Markets Floating Rate
                                                               Fund, Inc., Global Partners Income Fund,
                                                               Inc., Municipal Partners Fund, Inc. and
                                                               Municipal Partners Fund II, Inc.; President,
                                                               Municipal Advantage Fund, Inc.; Secretary,
                                                               Fixed Income SHares LLC. Formerly, Vice
                                                               President and Clerk, PIMCO Advisors Funds.

Jeffrey M. Sargent               Vice President                Senior Vice President, PIMCO, PIMCO Funds:
Age 39                                                         Pacific Investment Management Series, PIMCO
                                                               Commercial Mortgage Securities Trust, Inc.,
                                                               PIMCO Variable Insurance Trust and PIMCO
                                                               Strategic Global Government Fund, Inc.

John K. Schneider                Vice President                Senior Portfolio Manager and Managing
Age 37                                                         Director, PIMCO Equity Advisors LLC.
                                                               Formerly, Portfolio Manager and Partner,
                                                               Schneider Capital Management.

Henrik P. Larsen                 Vice President                Vice President, PIMCO, PIMCO Funds: Pacific
Age 32                                                         Investment Management Series, PIMCO
                                                               Commercial Mortgage Securities Trust, Inc.,
                                                               PIMCO Variable Insurance Trust and PIMCO
                                                               Strategic Global Government Fund, Inc.
                                                               Formerly, Manager, PIMCO.

John P. Hardaway                 Treasurer                     Senior Vice President, PIMCO; and Treasurer,
Age 45                                                         PIMCO Funds: Pacific Investment Management
                                                               Series, PIMCO Commercial Mortgage Securities
                                                               Trust, Inc., PIMCO Variable Insurance Trust
                                                               and PIMCO Strategic Global Government Fund,
                                                               Inc. Formerly, Vice President, PIMCO.

Garlin G. Flynn                  Assistant Secretary           Specialist, PIMCO; and Secretary, PIMCO
Age 56                                                         Funds: Pacific Investment Management Series,
                                                               PIMCO Commercial Mortgage Securities Trust,
                                                               Inc., PIMCO Variable Insurance Trust and
                                                               PIMCO Strategic Global Government Fund,
                                                               Inc.  Formerly, Senior Fund Administrator,
                                                               PIMCO.

                          Position(s) with the
Name, Address and Age         PIMCO Trust         Principal Occupation(s) During the Past Five Years
---------------------     --------------------    --------------------------------------------------
Erik C. Brown             Assistant Treasurer     Vice President, PIMCO; and Assistant
Age 34                                            Treasurer, PIMCO Funds: Pacific Investment
                                                  Management Series, PIMCO Commercial Mortgage
                                                  Securities Trust, Inc., PIMCO Variable
                                                  Insurance Trust and PIMCO Strategic Global
                                                  Government Fund, Inc.  Formerly, Tax Senior
                                                  Manager, Deloitte and Touche LLP and Tax
                                                  Manager, PricewaterhouseCoopers LLP.

________________________________
*Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

PIMCO Advisors.

         PIMCO Advisors is a division of ADAM of America. Until December 2001, ADAM of America was known as PIMCO Advisors L.P. ADAM of America provides investment supervisory and administrative services to institutional and individual clients, including the series of the PIMCO Trust. It is currently expected that PIMCO Funds Advisors LLC, a wholly-owned indirect subsidiary of ADAM of America, will replace PIMCO Advisors as the investment adviser to the PIMCO Trust sometime in the near future.

         ADAM of America and its investment management affiliates had approximately $336 billion in assets under management as of March 31, 2002. ADAM of America's address is 888 San Clemente Drive, Newport Beach, California 92660. ADAM of America was organized as a limited partnership under Delaware law in 1987. Its sole general partner is Allianz-Paclife Partners LLC. The address of Allianz-Paclife Partners LLC is 888 San Clemente Drive, Newport Beach, California 92660. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. PIMCO Holding LLC is a wholly-owned subsidiary of Allianz Asset Management of America LLC, which is a wholly-owned subsidiary of Allianz of America, Inc., which is a wholly-owned subsidiary of Allianz AG ("Allianz"). Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Mutual Holding Company is a Newport Beach, California-based insurance holding company. Allianz AG is a German-based insurance and financial services holding company. Pacific Mutual Holding Company is a Newport Beach, California-based insurance holding company.

         In connection with the acquisition of ADAM of America by Allianz, Allianz of America, Inc. entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in ADAM of America. The put option held by Pacific Life allows it to require Allianz of America, on the last business day of each calendar quarter, to buy from Pacific Life, at a formula-based price, all of the ADAM of America units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the ADAM of America units owned directly or indirectly by Pacific Life.

         The following table lists information regarding the principal executive officers and functional equivalents of directors of ADAM of America. Unless otherwise indicated, the address of each person listed below is 888 San Clemente Drive, Newport Beach, California 92660.

Name                       Position with ADAM of America              Principal Occupation
----                   -------------------------------------     -------------------------------
Andrew Bocko           Senior Vice President and Director of     Position with ADAM of America
                       Information Technology
Joachim Faber, Dr.     Chief Executive Officer and Managing      Position with ADAM of America
                       Director
Udo Frank              Managing Director                         Managing Director and Chief
                                                                 Investment Officer, Allianz
                                                                 Asset Advisory and

Name                        Position with ADAM of America              Principal Occupation
----                     --------------------------------------     -----------------------------
                                                                    Management GmbH
David C. Flattum         Managing Director and General Counsel      Position with ADAM of America
John C. Maney            Executive Vice President and Chief         Position with ADAM of America
                         Financial Officer
Vinh T. Nguyen           Vice President and Controller              Position with ADAM of America
Francis C. Poli          Senior Vice President, Chief Legal         Position with ADAM of America
                         Officer and Director of Compliance
Stephen J. Treadway      Managing Director                          Position with ADAM of America
James C. Ward            Executive Vice President and Director      Position with ADAM of America
                         of  Human Resources
Linda Nielsen            Director of Human Resources                Position with ADAM of America
Stewart A. Smith         Vice President and Secretary               Position with ADAM of America
Marna Whittington        Chief Operating Officer                    Position with ADAM of America

         PIMCO Advisors does not serve as investment adviser to any mutual fund with substantially similar investment objectives and policies as the Fund.

NACM.

         NACM currently serves as the investment adviser to the Nicholas-Applegate Trust. NACM is an investment management firm organized as a Delaware limited liability company (formerly a California limited partnership). NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. NACM is located at 600 West Broadway, San Diego, California 92101. Accounts managed by NACM had combined assets, as of May 27, 2002, of approximately $25 billion.

         NACM is a wholly owned subsidiary of Nicholas-Applegate Holdings LLC ("Holdings"). Holdings is an indirect wholly owned subsidiary of ADAM of America.

         The following table lists information regarding the principal executive officers and functional equivalents of directors of NACM. Unless otherwise indicated, the address of each person listed below is 600 West Broadway, San Diego, California 92101.

Name and Address         Position with NACM               Principal Occupation
----------------         ------------------               --------------------
Charles H. Field         Deputy General Counsel           Position with NACM
Peter J. Johnson         Head of Global Sales             Position with NACM
C. William Maher         Chief Financial Officer          Position with NACM
E. Blake Moore, Jr.      General Counsel                  Position with NACM
Arthur E. Nicholas       Chief Executive Officer          Position with NACM
Catherine Nicholas       Chief Investment Officer         Position with NACM
Eric S. Sagerman         Head of Global Marketing         Position with NACM
Marna Whittington        President                        Position with NACM


         NACM does not serve as investment adviser to any mutual fund with substantially similar investment objectives and policies as the Fund.

NAS.

         NAS is the principal underwriter and distributor for the Nicholas-Applegate Trust and, in such capacity, is responsible for distributing shares of the Fund. NAS is a Delaware limited liability company (formerly a California limited partnership) organized in 1992 to distribute shares of registered investment companies. NAS is located at 600 West Broadway, 30th Floor, San Diego, California 92101.

         NAS does not act as a principal underwriter, depositor or investment adviser to any investment company other than Nicholas-Applegate Trust. NAS is a wholly owned subsidiary of NACM Holdings. NACM Holdings is an indirect wholly owned subsidiary of ADAM of America.

Brown Brothers Harriman & Co., Private Bankers ("BBH").

         BBH is the principal administrator for the Nicholas-Applegate Trust. BBH is a New York Limited Partnership established in 1818, whose principal offices are located at 40 Water Street, Boston, Massachusetts 02109.

PFD.

         PFD provides mutual fund distribution services to registered investment companies, including the PIMCO Mutual Funds. For the fiscal years ended June 30, 2001, the PIMCO Trust paid the Distributor $24,271,814 for its services as distributor of shares of the Trusts. PFD's address is 2187 Atlantic Street, Stamford, CT 06092.

Allianz.

         ADAM of America, NACM, NAS and PFD are each indirect, majority owned subsidiaries of Allianz. Allianz is an international financial services company organized under the laws of Germany. The company's principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2001 of US $[___] billion ([___] billion Euros), net income for the year ended December 31, 2001 of US $[___] billion ([___] billion Euros) and total income for the year ended December 31, 2001 of US $[___] billion ([___] billion Euros). Allianz is a widely-held publicly traded company in which Munich Reinsurance ("Munich Re"), a German re-insurance company and holding company for the Munich Re Group, maintains a shareholder interest, an investment they have held for many years. Because Munich Re currently owns in excess of 25% of the outstanding voting securities of Allianz, it is presumed to "control" Allianz within the meaning of the 1940 Act. However, NACM has informed the Funds that, consistent with past practice, Munich Re is not expected to be involved in the management of NACM. The principal executive offices of Munich Re are located at 80791 Munich, Germany.

Independent Public Accountants.

         PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, presently serves as the independent public accountants for each series of the PIMCO Trust. Ernst & Young, 725 South Figueroa Street, Los Angeles, California 90017, presently serves as the independent auditors for each series of the Nicholas-Applegate Trust. Shareholders of the Fund are not being asked to approve or ratify the selection of independent public accountants.

Affiliated Brokers.

         As discussed above, NACM is an indirect wholly owned subsidiary of ADAM of America, which in turn is an indirect majority owned subsidiary of Allianz AG. Certain broker-dealers, including Dresdner Bank AG, Dresdner Kleinwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may also be affiliates of NACM and PIMCO Advisors (collectively, the "Affiliated Brokers"). NACM believes that it is in the best interests of the Fund to have the ability to execute brokerage transactions, when appropriate, through the Affiliated Brokers. Accordingly, NACM intends to execute brokerage transactions on behalf of the Fund through the Affiliated Brokers, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.

         In all such cases, the Affiliated Brokers will act as agent for the Fund, and NACM will not enter into any transaction on behalf of the Fund in which an Affiliated Broker is acting as principal for its own account. In connection with such agency transactions, the Affiliated Brokers will receive compensation in the form of brokerage commissions separate from NACM's management fee. NACM's policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to an Affiliated Broker must be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Fund.

Expenses of Reorganization/Information Statement.

         All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with this Information Statement and the consummation of the transactions contemplated by the Plan will be paid for by PIMCO Advisors or its affiliates. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

Investment Decisions.

         Investment decisions for the Fund and for other investment advisory clients of NACM and its affiliates are made with a view to achieving the client's investment objectives. Although NACM is affiliated with PIMCO Advisors and its other subsidiaries, they are expected to operate independently in providing services to their respective clients. Investment decisions made by NACM are the product of many factors in addition to basic suitability for the particular clients involved. Thus, for example, a particular security may be bought or sold for certain clients of NACM, even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of NACM is equitable to each client and in accordance with the total amount of such security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

         In selecting the broker or dealer to be used in each specific transaction, NACM uses its best judgment to choose the broker most capable of providing the services necessary to obtain the best execution of that transaction, and evaluates a wide range of criteria, including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, and other factors affecting the overall benefit to be received by a Fund in the transaction.

         Subject to the requirement of seeking the best execution, NACM may (1) effect transactions through a broker that has provided investment information and research services to NACM, (2) in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker that has provided investment information to NACM, (3) place orders with brokerage firms that have sold shares of the Fund, and (4) execute brokerage transactions on behalf of the Fund through brokers affiliated with NACM or PIMCO Advisors, as described above under "Affiliated Brokers."

         In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by NACM. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which the Fund participates will be effected only when NACM believes that to do so will be in the best interest of the Fund.

Certain Trustees and Officers of the Nicholas-Applegate Trust.

         The names of each officer and Trustee of the Nicholas-Applegate Trust (and his or her position with the Nicholas-Applegate Trust) who is an officer, employee, trustee, general partner or shareholder of NACM are: E. Blake Moore, Jr. (President and Chairman), C. William Maher (Treasurer), Charles H. Field (Secretary) and Deborah A. Wussow (Assistant Secretary).

         By virtue of their holdings or their respective positions with NACM, each of these persons may be deemed to have substantial interest in the matters set forth in Parts 1, 2, and 3 of this Information Statement.

Outstanding Shares and Certain Beneficial Ownership of Shares.

         The number of Institutional Class shares of the Fund issued and outstanding as of the Record Date was 1,623,465.8390. The number of Retirement Class shares of the Fund issued and outstanding as of the Record Date was 23.1120.

         As of the close of business on the Record Date, the following persons beneficially owned 5% or more of the outstanding shares of the Fund:

      ---------------------------------------------------------------------
           Name and Address of      Number of         Percentage of
             Beneficial Owner         Shares        Outstanding Shares
      ---------------------------------------------------------------------
            Arthur E. Nicholas*   1,528,243.7300         94.1390
      ---------------------------------------------------------------------
              *Mr. Nicholas is the Chief Executive Officer of NACM.

Date for Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders.

         While generally the Nicholas-Applegate Trust Declaration and Nicholas Applegate Trust Bylaws do not require annual meetings of shareholders, approval of the Proposals does necessitate a shareholder meeting (or action by majority written consent in lieu of such a meeting) according to those governing instruments. The Nicholas-Applegate Trust does not currently intend to hold such a meeting for shareholders of the Fund, as it is expected that the Majority Shareholder will execute a written consent approving the Proposals on or before July 18, 2002. Shareholder proposals for consideration at any subsequent meeting of the Nicholas-Applegate Trust shareholders must be received by the Nicholas-Applegate Trust a reasonable period of time prior to any such meeting.

         The PIMCO Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the PIMCO Trust must be received by the PIMCO Trust a reasonable time before that meeting in order for such proposals to be considered at that meeting. Any such proposals should be submitted to PIMCO Funds: Multi-Manager Series, c/o PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, Attention: Newton B. Schott, Jr.

Other Matters.

         The Nicholas-Applegate Trust is not aware of any other matters that are expected to arise in connection with the approval of the Proposals by the written consent of the Majority Shareholder.

June 28, 2002.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   APPENDIX A
                                   ----------

                                                                DRAFT OF 6/14/02

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of ____________, 2002, by and between Nicholas-Applegate Pacific Rim Fund (the "Acquired Fund"), a series of Nicholas-Applegate Institutional Funds, a Delaware business trust (the "NACM Trust"), and PIMCO NACM Pacific Rim Fund (the "Acquiring Fund"), a series of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "MMS Trust").

                             PLAN OF REORGANIZATION

(a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date all of its properties and assets (other than the one Institutional Class share of beneficial interest of the Acquiring Fund issued to the Acquired Fund immediately prior to the transactions contemplated by this Agreement (such share to be hereinafter referred to as the "Ownership Share")). In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the "Institutional Class Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) a number of full and fractional Administrative Class shares of beneficial interest of the Acquiring Fund (the "Administrative Class Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Retirement Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Retirement Class shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Institutional Class Merger Shares and the Administrative Class Merger Shares shall be referred to collectively as the "Merger Shares.") It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Institutional Class and Retirement Class shareholders of record as of the Exchange Date Institutional Class Merger Shares (which for purposes of the distribution contemplated by this paragraph (b) shall include the Ownership Share) and Administrative Class Merger Shares, each shareholder being entitled to receive that proportion of such Institutional Class Merger Shares and Administrative Class Merger Shares which the number of Institutional Class and Retirement Class shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Institutional Class and Retirement Class shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund's assets as assets of the Acquiring Fund on the Acquiring Fund's balance sheet or other financial statements.

         Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions, and cash proceeds from the sale of any such assets to the Acquiring Fund.

         As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, but in no event more than twelve months after the Exchange Date, the NACM Trust shall dissolve the Acquired Fund pursuant to the provisions of the Amended and Restated Agreement and Declaration of Trust of the NACM Trust, as amended (the "NACM Declaration of Trust"), and applicable law, and shall take all other steps as shall be necessary and proper to effect a complete dissolution of the Acquired Fund. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

                                    AGREEMENT

         The Acquiring Fund and the Acquired Fund agree as follows:

         1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

         a. The Acquiring Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust or the Acquiring Fund. Each of the MMS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

         b. The MMS Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

         c. There are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust, threatened against the MMS Trust (with respect to the Acquiring Fund) or the Acquiring Fund, which assert liability on the part of the MMS Trust (with respect to the Acquiring Fund) or the Acquiring Fund. The MMS Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         d. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.

         e.   [Reserved.]

         f. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

         g. The definitive information statement of the Acquired Fund filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 14c-5(b) under the 1934 Act and relating to the written consent of the Acquired Fund's shareholders referred to in
              Section 7(a) (together with the documents incorporated therein by reference, the "Acquired Fund Information Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Information Statement is distributed to shareholders of the Acquired Fund, the Acquired Fund Information Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Acquired Fund Information Statement and any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the Acquiring Fund and the MMS Trust for use in the Acquired Fund Information Statement and any supplement or amendment thereto.

         h. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Acquired Fund Information Statement or the registration statement of the MMS Trust (the "MMS Registration Statement").

         i. The Acquiring Fund has no shares of beneficial interest issued and outstanding, except that the Acquiring Fund, immediately prior to the transactions contemplated by this Agreement, shall have issued the Ownership Share to the Acquired Fund.

         j. The Acquiring Fund was established by the Trustees of the MMS Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be a regulated investment company for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies as a regulated investment company under the Code.

         k. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

         l. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the MMS Registration Statement, non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         m. The Ownership Share is, and all shares of the Acquired Fund pursuant to paragraph (a) of the Plan of Reorganization at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the MMS Registration Statement, non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund's shares, nor is there outstanding any security convertible into any of the Acquiring Fund's shares.

         2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

         a. The Acquired Fund is a series of shares of the NACM Trust, a Delaware business trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out this Agreement. The NACM Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the NACM Trust or the Acquired Fund. Each of the NACM Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

         b. The NACM Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

         c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended March 31, 2002, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

         d. The Acquired Fund prospectuses and statement of additional information, each dated [___________], and each as from time to time amended or supplemented (collectively, the "NACM Prospectus"), previously furnished to the Acquiring Fund do not contain as of such date and do not contain, with respect to the NACM Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the NACM Trust, threatened against the NACM Trust (with respect to the Acquired Fund) or the Acquired Fund, which assert liability on the part of the NACM Trust (with respect to the Acquired Fund) or the Acquired Fund. The NACM Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the registration statement of the NACM Trust (the "NACM Registration Statement") or the Acquired Fund Information Statement.

         g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund's statement of assets and liabilities as of March 31, 2002, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2002, whether or not incurred in the ordinary course of business.

         h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the NACM Trust's officers, are required to be filed by the Acquired Fund and will have paid all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         i. At the Exchange Date, the NACM Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever (other than customary liens of custodians for fees) and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of March 31, 2002, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date, but shall not include the Ownership Share.

         j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

         k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

         l.   The Acquired Fund Information Statement, on the date of its filing
              (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Information Statement is distributed to shareholders of the Acquired Fund, the Acquired Fund Information Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Information Statement and any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the MMS Trust on behalf of the Acquiring Fund for use in the Acquired Fund Information Statement and any supplement or amendment thereto.

         m. The Acquired Fund has met, and at all times through the Exchange Date will meet, the applicable requirements for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

         n. To the best of its knowledge, all of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

     o. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

     3.   Reorganization.

     a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund (other than the Ownership Share), whether accrued or contingent, in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising pursuant to Section 10(a) of this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares (which for purposes of this sentence shall include the Ownership Share) received by it to the shareholders of the Acquired Fund in exchange for their Institutional Class and Retirement Class shares of the Acquired Fund.

     b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. Exchange Date; Valuation Time. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Retirement Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Retirement Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

     a. The net asset value of the Institutional Class Merger Shares and Administrative Class Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Institutional Class and Retirement Class shares of the Acquired Fund, and the value of the liabilities attributable to the Institutional Class and Retirement Class shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

     b. The net asset value of the Institutional Class Merger Shares and Administrative Class Merger Shares shall be computed in the manner set forth in the current applicable prospectuses and statement of additional information of the MMS Trust, each as from time to time amended or supplemented (collectively, the "MMS Prospectus"). The value of the assets and liabilities of the Institutional Class and Retirement Class shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

     c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

     d. The Acquiring Fund shall deliver the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquiring Fund and the Acquired Fund agree to cooperate in the establishment of such open accounts. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to each shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders. For purposes of the distributions contemplated by this Section 4(d), the term "Merger Shares" shall include the Ownership Share.

     e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to Section 10(a) of this Agreement.

     5.   Expenses, Fees, etc.

     a. Except as otherwise provided in this Section 5, Allianz Dresdner Asset Management of America L.P. ("Allianz Dresdner"), by countersigning this Agreement, agrees that it will bear any and all costs and expenses in connection with the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquired Fund will pay all brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement; and provided further, that Nicholas-Applegate Capital Management LLC shall bear any and all legal fees incurred by the Acquired Fund and the NACM Trust in connection with the transactions contemplated by this Agreement. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Dresdner agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

     6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110, as of the close of business on July

19, 2002, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7.   Consent of Shareholders; Dissolution.

     a. The NACM Trust, on behalf of the Acquired Fund, agrees to solicit the written consent of the majority shareholder of the Acquired Fund prior to July 18, 2002, for the purpose of obtaining such shareholder's consent to the sale of all of the Acquired Fund's assets to and the assumption of all of the Acquired Fund's liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Acquired Fund.

     b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the NACM Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

     8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the NACM Trust's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since March 31, 2002, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

     b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the NACM Trust's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the NACM Trust's independent accountants, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or
          (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended March 31, 2002, and for any taxable year or period beginning on April 1, 2002, and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

     d. That there shall not be any material litigation or other legal proceeding pending or threatened with respect to the matters contemplated by this Agreement.

     e. That the Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Acquired Fund, dated the Exchange Date, to the effect that (i) the NACM Trust is a

          Delaware business trust duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the power to own all its properties and to carry on its business as presently conducted, it being understood that with respect to Delaware law, such counsel may rely upon an opinion of Delaware counsel; (ii) this Agreement has been duly authorized, executed and delivered by the NACM Trust on behalf of the Acquired Fund and, assuming that the Acquired Fund Information Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the NACM Trust and the Acquired Fund;
          (iii) the NACM Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the NACM Declaration of Trust or Amended and Restated Bylaws, as amended (the "NACM Bylaws"), it being understood that with respect to investment restrictions contained in the NACM Declaration of Trust, NACM Bylaws or the NACM Trust's then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the NACM Trust whose responsibility it is to advise the NACM Trust and the Acquired Fund with respect to such matters; and (v) to such counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the NACM Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

     f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of the Acquired Fund's assets solely in exchange for Merger Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities followed by the distribution by the Acquired Fund of Merger Shares and the Ownership Share in complete liquidation of the Acquired Fund, all pursuant to this Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of the Merger Shares and the Ownership Share by the Acquired Fund to its shareholders in liquidation; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares and the Ownership Share to them in exchange for their shares of the Acquired Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that a shareholder of the Acquired Fund receives in exchange for such shareholder's Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; (v) under
          Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Merger Shares received pursuant to this Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset; (vi) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange; (viii) under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired

          Fund described in Section 381(c) of the Code, subject, if applicable, to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations in the MMS Trust's Amended and Restated Agreement and Declaration of Trust, as amended (the "MMS Declaration of Trust") or Amended and Restated Bylaws, as amended (the "MMS Bylaws") or of investment restrictions disclosed in the MMS Prospectus in effect on the Exchange Date, may not properly acquire.

     h. That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     i. That all actions taken by the NACM Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund and Ropes & Gray.

     j. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the NACM Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

     k. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

     l. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and
          (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

     m. That all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

     n. That the Acquiring Fund shall have received from the NACM Trust's independent accountants a letter addressed to the Acquiring Fund, dated as of the Exchange Date, reasonably satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the NACM Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

     o. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     p. That the shareholders of the Acquired Fund have approved (i) an Advisory Agreement between the NACM Trust on behalf of the Acquired Fund and Allianz Dresdner and (ii) a Portfolio Management Agreement between Allianz Dresdner and Nicholas-Applegate Capital Management LLC.

     q. That the Acquiring Fund shall have issued the Ownership Share to the Acquired Fund.

     9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

     a. That the MMS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to Section 10(a) of this Agreement.

     b. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the MMS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

     c. That there shall not be any material litigation or other legal proceeding pending or threatened with respect to the matters contemplated by this Agreement.

     d. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) the MMS Trust is an unincorporated voluntary association validly existing under and by virtue of the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the MMS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the MMS Trust on behalf of the Acquiring Fund and, assuming that the Acquired Fund Information Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the NACM Trust on behalf of the Acquired Fund, is a valid and binding obligation of the MMS Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Declaration of Trust or MMS Bylaws, it being understood that with respect to investment restrictions contained in the MMS Declaration of Trust, MMS Bylaws or the MMS Trust's then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the MMS Trust whose responsibility it is to advise the MMS Trust and the Acquiring Fund with respect to such matters; and (v) to such counsel's knowledge (without any independent inquiry or investigation), no other consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

     e. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), with respect to the matters specified in Section 8(f) of this Agreement.

     f. The registration statement on Form N-1A of the MMS Trust with respect to the Acquiring Fund shall have become effective and continue to be effective, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

     g. That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     h. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquired Fund entitled to vote.

     i. That all actions taken by the MMS Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund and Kirkpatrick & Lockhart LLP.

     j. That Nicholas-Applegate Capital Management LLC has agreed in writing to forfeit any right under any current fee waiver arrangement with Acquired Fund to recoup any waived expenses.

     k. That the shareholders of the Acquired Fund have approved (i) an Advisory Agreement between the NACM Trust on behalf of the Acquired Fund and Allianz Dresdner and (ii) a Portfolio Management Agreement between Allianz Dresdner and Nicholas-Applegate Capital Management LLC.

     l. That the Acquiring Fund shall have issued the Ownership Share to the Acquired Fund.

     10.  Indemnification.

     a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date), the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(a), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the NACM Trust or the Acquired Fund contained in this Agreement or the Acquired Fund Information Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the NACM Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the NACM Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the NACM Trust or the Acquired Fund. The Indemnified Parties will notify the NACM Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
          Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
          Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

     b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund, the NACM Trust and the trustees and officers of the NACM Trust (for purposes of this Section 10(b), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the MMS Trust or the Acquiring Fund contained in this Agreement or the Acquired Fund Information Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the Acquiring Fund. The Indemnified Parties will notify the MMS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

     11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it, the NACM Trust or the MMS Trust who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees of the NACM Trust and the MMS Trust on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. This Agreement may be terminated by resolution of the Board of Trustees of the MMS Trust or the NACM Trust at any time prior to the Exchange Date, if the other party shall have breached any material provision of this Agreement or any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement. If the transactions contemplated by this Agreement have not been substantially completed by September 1, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

     13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     14. Sole Agreement; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     15. Amendment. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended prior to the Exchange Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

     16. Waiver. At any time prior to the Exchange Date, any of the terms or conditions of this Agreement benefiting the MMS Trust or NACM Trust may be waived by the Board of Trustees of the MMS Trust or the NACM Trust, respectively, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement or the shareholders of the Acquiring Fund or Acquired Fund, respectively.

     17. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     18. Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the NACM Trust at 600 West Broadway, Suite 3200, San Diego, CA 92101 and to the MMS Trust at 800 Newport Center Drive, Newport Beach, CA 92660.

     19. Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

     20. Declaration of Trust. A copy of the MMS Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the MMS Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the MMS Trust individually but are binding only upon the assets and property of the Acquiring Fund.

     Notice is hereby given that this instrument is executed on behalf of the trustees of the NACM Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the NACM Trust individually but are binding only upon the assets and property of the Acquired Fund.

                [The rest of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                      NICHOLAS-APPLEGATE INSTITUTIONAL
                                      FUNDS,
                                      on behalf of its Nicholas-Applegate
                                      Pacific Rim Fund


                                      By:___________________________
                                      Name:
                                      Title:

                                      PIMCO FUNDS: MULTI-MANAGER SERIES,
                                      on behalf of its PIMCO NACM Pacific Rim
                                      Fund


                                      By:___________________________
                                      Name:
                                      Title:

Agreed and accepted as to Section 5 only:
ALLIANZ DRESDNER ASSET
MANAGEMENT OF AMERICA L.P.


By: ______________________________
Name:
Title:

                                   APPENDIX B
                                   ----------

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made the ____ day of ____, 2002, between Nicholas-Applegate Institutional Funds ("Trust"), a Delaware business trust, and Allianz Dresdner Asset Management of America L.P. ("Adviser"), a Delaware limited partnership.

     WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust has established multiple series, including Nicholas-Applegate Pacific Rim Fund (the "Fund" and, together with any other series with respect to which the Trust desires to retain the Adviser to render investment advisory services hereunder and with respect to which the Adviser is willing to do so, the "Funds"); and

     WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Adviser is the parent company or an affiliate of other companies that render investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser so that it and its subsidiaries and affiliates will render investment advisory services to the Funds in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Adviser is willing to render such services and engage its subsidiaries, affiliates, and others to render such services to the Trust;

     NOW, THEREFORE, in consideration of the premises, the promises, and mutual covenants herein contained, it is agreed between the parties as follows:

1. Appointment. The Trust hereby appoints the Adviser to provide investment advisory services to the Trust with respect to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     In the event the Trust establishes and designates additional series with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services it shall notify the Trust in writing, whereupon such additional series shall become a Fund hereunder.

2. Duties. Subject to the general supervision of the Board of Trustees, the Adviser shall provide general, overall advice and guidance with respect to the Funds and provide advice and guidance to the Trust's Trustees. In discharging these duties the Adviser shall, either directly or indirectly through others ("Portfolio Managers") engaged by it pursuant to Section 3 of this Agreement, provide a continuous investment program for each Fund and determine the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund. The Adviser (or Portfolio Manager) will provide investment research and analysis, which may consist of a computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest, and the Adviser (or Portfolio Manager) is hereby authorized to execute and perform such services on behalf of the Fund. To the extent permitted by the investment policies of the Fund, the Adviser (or Portfolio Manager) shall make decisions for the Fund as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and shall execute and perform the same. The Adviser (or Portfolio Manager) will provide the services under this Agreement for each Fund in accordance with the Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's Registration Statement filed on Form N-1A with the SEC as supplemented or amended from time to time.

     In performing these duties, the Adviser, either directly or indirectly through others selected by the Adviser:

     a. Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed on Form N-1A as supplemented or amended from time to time.

     b. Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code.

     c.  Is responsible, in connection with its responsibilities under this
         Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Adviser's (or Portfolio Manager's) primary consideration in effecting a security or other transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser (or Portfolio Manager) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser (or Portfolio Manager) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's (or Portfolio Manager's) overall responsibilities with respect to the Fund and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-(T) thereunder, and subject to any other applicable laws and regulations, the Adviser (or Portfolio Manager) is further authorized to allocate the orders placed by it on behalf of the Fund to the Adviser (or Portfolio Manager) if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or the Adviser (or Portfolio Manager). Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and, upon request, the Adviser will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

     d. May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser (or Portfolio Manager) in a manner that is fair and equitable in the judgment of the Adviser (or Portfolio Manager) in the exercise of its fiduciary obligations to the Trust and to such other clients.

     e. Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

     f. Will make available to the Trust, promptly upon request, any of the Funds' investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     g. Will regularly report to the Trust's Board of Trustees on the investment program for each Fund and the issuers and securities represented in each Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to the Funds such periodic and special reports as the Trustees may reasonably request.

3. Appointment of Portfolio Managers. The Adviser may, at its expense and subject to its supervision, engage one or more persons, including, but not limited to, subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services that the Adviser is obligated to render under this Agreement including, for one or more of the Funds and, to the extent required by applicable law, subject to the approval of the Trust's Board of Trustees and/or the shareholders of one or more of the Funds, a person to render investment advisory services including the provision of a continuous investment program and the determination of the composition of the securities and other assets of such Fund or Funds.

4. Documentation. The Trust has delivered copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

     a. the Trust's Registration Statement as filed with the SEC and any amendments thereto; and

     b. exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

     The Adviser has delivered to the Trust copies of the Adviser's and the Portfolio Managers' Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Adviser agrees to provide the Trust with current copies of the Adviser's and the Portfolio Managers' Forms ADV, and any supplements or amendments thereto, as filed with the SEC.

5. Records. The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Funds by the 1940 Act. The Adviser further agrees that all records which it maintains for the Funds are the property of the Trust and it will promptly surrender any of such records upon request.

6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its obligations under this Agreement, except such expenses as are assumed by the Funds under this Agreement and any expenses that are paid by a party other than the Trust under the terms of any other agreement to which the Trust is a party or a third-party beneficiary. The Adviser further agrees to pay or cause its subsidiaries or affiliates to pay all salaries, fees, and expenses of any officer or Trustee of the Trust who is an officer, director, or employee of the Adviser or a subsidiary or affiliate of the Adviser. The Adviser assumes and shall pay for maintaining its staff and personnel and shall, at its own expense provide the equipment, office space, and facilities necessary to perform its obligations under this Agreement. The Adviser shall not, under the terms of this Agreement, bear the following expenses (although the Adviser or an affiliate may bear certain of these expenses under one or more other agreements):

     a.  Expenses of all audits by Trust's independent public accountants;

     b. Expenses of the Trust's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

     c. Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

     d. Expenses of obtaining quotations for calculating the value of each Fund's net assets;

     e.  Expenses of obtaining Portfolio Activity Reports for each Fund;

     f.  Expenses of maintaining the Trust's tax records;

     g. Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Trust;

     h.  Taxes, if any, levied against the Trust or any of its Funds;

     i. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

     j.  Costs, including the interest expenses, of borrowing money;

     k. Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence and qualification to do business, and the registration of shares with federal and state securities authorities;

     l. The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

     m.  Costs of printing certificates representing shares of the Trust;

     n. Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Trust;

     o. The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

     p.  Association membership dues;

     q. Extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

     r. Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

7. Liability. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser's undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its stockholders, partners, limited partners, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser's duties, or by reason of reckless disregard of the Adviser's investment advisory obligations and duties under this Agreement.

8. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

9. Compensation. As compensation for the services rendered under this Agreement, the Trust shall pay to the Adviser a fee at an annual rate of the average daily net assets of each of the Funds as set forth on the Schedule attached hereto. The fees payable to the Adviser for all of the Funds shall be computed and accrued daily and paid monthly. If the Adviser shall serve for less than any whole month, the foregoing compensation shall be prorated.

10. Non-Exclusivity. It is understood that the services of the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to other investment companies and other clients whether or not their investment objectives are similar to those of any of the Funds.

11. Term and Continuation. This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, with respect to a Fund for a period of two years following the date set forth on the attached Schedule. This Agreement shall continue thereafter on an annual basis with respect to a Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting shares of the Fund, and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding voting shares (as defined in the 1940 Act) of the pertinent Fund or Funds.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to such Fund notwithstanding
(a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Adviser (i) in the event of its assignment, as that term is defined in the 1940 Act, by the Adviser, and (ii) with respect to a Fund, upon the consummation of a transaction or series of transactions in which the Fund transfers all or substantially all of its assets to another registered investment company (or series thereof) or upon the liquidation of such Fund.

         This Agreement may be terminated:

         a. by the Trust at any time with respect to the services provided by the Adviser, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of such Fund, on 60 days' written notice to the Adviser; and

         b. by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

12. Use of Name. It is understood that the name "PIMCO Advisors" or "Allianz Dresdner" or any derivative thereof or logo associated with those names are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Trust, shall promptly amend its Declaration of Trust to change its name.

13. Notices. Notices of any kind to be given to the Advisor by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 800 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 600 West Broadway, Suite 3200, San Diego, California 92101, or to such other address or to such individual as shall be specified by the Trust.

14. Fund Obligation. Notice is hereby given that the Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

16.      Miscellaneous

         a. This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order to the SEC thereunder.

         b. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any part hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

         c. The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

Attest:____________________          By:_____________________________________

Title:_____________________          Title:__________________________________


                                     ALLIANZ DRESDNER ASSET MANAGEMENT OF
                                     AMERICA L.P.


Attest:____________________          By:_____________________________________

Title:_____________________          Title:__________________________________

                        Schedule to Amended and Restated
                          Investment Advisory Agreement
                          -----------------------------

Fund                                     Fee Rate              Effective Date
----                                     --------              --------------

Nicholas-Applegate Pacific Rim Fund           [_]%                   [_]

                                   APPENDIX C
                                   ----------

                                                                DRAFT of 5/16/02

                         PORTFOLIO MANAGEMENT AGREEMENT

         AGREEMENT made this ___ day of _________, 2002 between Allianz Dresdner Asset Management of America L.P. (the "Adviser"), a limited partnership, and Nicholas-Applegate Capital Management LLC (the "Portfolio Manager"), a limited liability company.

         WHEREAS, Nicholas-Applegate Institutional Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "1940 Act"); and

         WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series, with each such series representing interests in a separate portfolio; and

         WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

         WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "Advisers Act"); and

         WHEREAS, the Trust has retained the Adviser to render management services to one of the Trust's series, the Nicholas-Applegate Pacific Rim Fund, pursuant to an Investment Advisory Agreement dated as of ______, 2002, as supplemented from time to time, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser's responsibilities with respect to the management of such series; and

         WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to the Nicholas-Applegate Pacific Rim Fund, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

         1. Appointment. The Adviser hereby appoints the Portfolio Manager to act as Portfolio Manager to the Nicholas-Applegate Pacific Rim Fund (the "Fund" and, together with any other series of the Trust for which the Portfolio Manager serves as portfolio manager hereunder, the "Funds") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Fund, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

         2. Portfolio Management Duties. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

         (a) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

         (b) Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

         (c) Is responsible, in connection with its responsibilities under this
     Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with
     Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

         (d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

         (e) Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

         (f) Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

         (g) Will make available to the Trust and the Adviser, promptly upon request, any of the Funds' investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

         (h) Will regularly report to the Trust's Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

         (i) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

             (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

             (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

         3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The

Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

         4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

            (a) Expenses of all audits by the Trust's independent public accountants;

            (b) Expenses of the Trust's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

            (c) Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

            (d) Expenses of obtaining quotations for calculating the value of each Fund's net assets;

            (e) Expenses of obtaining Portfolio Activity Reports for each Fund;

            (f) Expenses of maintaining the Trust's tax records;

            (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

            (h) Taxes, if any, levied against the Trust or any of its series;

            (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

            (j) Costs, including the interest expenses, of borrowing money;

            (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities or insurance authorities;

            (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

            (m) Costs of printing stock certificates, if any, representing Shares of the Trust;

            (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

            (o) The Trust's pro rata portion of the fidelity bond required by
         Section 17(g) of the 1940 Act, or other insurance premiums;

            (p) Association membership dues;

            (q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

             (r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

         5. Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

         6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

         7.  Compliance.
             ----------

             (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

             (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

         9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

         10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

         11. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

         12. Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

         13. Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "PM Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

         The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls the Portfolio Manager (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

         14. Duration and Termination. This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940
Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be or have been granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

                  (a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to the Portfolio Manager;

                  (b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days' written notice to the Trust;

                  (c) by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Portfolio Manager; and

                  (d) this Agreement shall automatically terminate with respect to a Fund upon the consummation of any transaction or series of transactions in which such Fund transfers substantially all of its assets to another registered investment company, or series thereof, or upon the liquidation of the Fund.

         However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

         15. Use of Name. It is understood that the name "Nicholas-Applegate Capital Management" or "Nicholas-Applegate" or any derivative thereof or logo associated with those names are the valuable property of Nicholas-Applegate Capital Management LLC and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Trust, shall promptly amend its Declaration of Trust to change its name.

         16. Obligations not Obligations of Trustees or Shareholders. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the respective series of the Trust.

         17.      Miscellaneous.
                  -------------

                  (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

                  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  (c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this

         Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          ALLIANZ DRESDNER ASSET MANAGEMENT OF
                                          AMERICA L.P.


                                          By:___________________________
                                              Name:
                                              Title:


                                          NICHOLAS-APPLEGATE
                                          CAPITAL MANAGEMENT LLC


                                          By:___________________________
                                              Name:
                                              Title:

                                   Schedule A
                                   ----------

  Fund                                     Portfolio Manager                         Annual
  ----                                     -----------------                         -------
  Fee Rate*
  --------
Nicholas-Applegate Pacific Rim Fund        Nicholas-Applegate Capital Management          [  ]%

* The Annual Fee Rates are based on the average daily net assets of the particular Fund taken separately.